Exhibit 99(r)(2)

POWER OF ATTORNEY

WITH RESPECT TO

VALUE LINE FUNDS

Know all men by these presents that James E. Hillman, a Trustee or Director, as applicable, of each of Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Premier Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Centurion Fund, Inc., The Value Line Tax Exempt Fund, Inc., Value Line Core Bond Fund, Value Line Small Cap Opportunities Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Funds Investment Trust, and Value Line Funds Variable Trust (each, a "Fund"), whose name and signature appears below, constitutes and appoints Mitchell E. Appel, Peter Lowenstein and Emily D. Washington, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign on behalf of each Fund, the following: (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by or on behalf of the Fund of which he is now or is on the date of such filing a Trustee or Director, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto filed by or on behalf of the Fund of which he is now or is on the date of such filing a Trustee or Director of the Fund, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable each Fund to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 19, 2015

/s/ James E. Hillman
Name: James E. Hillman

ACCEPTANCE OF TRUST AND CONSENT TO BE NAMED

The undersigned accepts, in his capacity as Trustee or Director, as applicable, of each of Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Premier Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Centurion Fund, Inc., The Value Line Tax Exempt Fund, Inc., Value Line Core Bond Fund, Value Line Small Cap Opportunities Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Funds Investment Trust, and Value Line Funds Variable Trust (each, a "Fund"), and not individually, his appointment as Trustee or Director of each Fund and consents to be named as such in each Fund's registration statement on Form N-lA, Form N-14 or any other applicable registration form and in each Fund's annual, semi-annual or any other applicable report, under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by such Fund, effective as of the 19th day of March, 2015.

/s/ James E. Hillman
James E. Hillman

POWER OF ATTORNEY

WITH RESPECT TO

VALUE LINE FUNDS

Know all men by these presents that Michael Kuritzkes, a Trustee or Director, as applicable, of each of Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Premier Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Centurion Fund, Inc., The Value Line Tax Exempt Fund, Inc., Value Line Core Bond Fund, Value Line Small Cap Opportunities Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Funds Investment Trust, and Value Line Funds Variable Trust (each, a "Fund"), whose name and signature appears below, constitutes and appoints Mitchell E. Appel, Peter Lowenstein and Emily D. Washington, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign on behalf of each Fund, the following: (i) any registration statement on Form N-lA, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by or on behalf of the Fund of which he is now or is on the date of such filing a Trustee or Director, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto filed by or on behalf of the Fund of which he is now or is on the date of such filing a Trustee or Director of the Fund, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable each Fund to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 19, 2015

/s/ Michael Kuritzkes
Name: Michael Kuritzkes

ACCEPTANCE OF TRUST AND CONSENT TO BE NAMED

The undersigned accepts, in his capacity as Trustee or Director, as applicable, of each of Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Premier Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Centurion Fund, Inc., The Value Line Tax Exempt Fund, Inc., Value Line Core Bond Fund, Value Line Small Cap Opportunities Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Funds Investment Trust, and Value Line Funds Variable Trust (each, a "Fund"), and not individually, his appointment as Trustee or Director of each Fund and consents to be named as such in each Fund's registration statement on Form N-lA, Form N-14 or any other applicable registration form and in each Fund's annual, semi-annual or any other applicable report, under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by such Fund, effective as of the 19th day of March, 2015.

/s/ Michael Kuritzkes
Michael Kuritzkes